SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                January 20, 2005



                                  CORTECH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State of other jurisdiction of incorporation or organization)


        1-7986                                       84-0894091
(Commission File Number)               (I.R.S. Employer Identification Number)

            376 Main Street
              P.O. Box 74
        Bedminster, New Jersey                                 07921
(Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code
                                 (908)234-1881


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Item 4.01.      Changes in Registrant's Certifying Accounts
----------      -------------------------------------------

     (a) Previous independent registered public accounting firm


          (i) On January 20, 2005, Cortech, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Audit Committee and Board of Directors participated in and approved the decision to change independent registered public accounting firms.


          (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for each of the two years in the period ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.


          (iii)During each of the two years in the period ended December 31, 2003 and through January 20, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

          (iv) During each of the two years in the period ended December 31, 2003 and through January 20, 2005, there have been no reportable events (as defined in Regulation S-B 304 (a) (1) (iv)).


          (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 26, 2005, is filed as Exhibit 16 to this Form 8-K


     (b) New independent registered public accounting firm


          (i) The Registrant engaged Amper, Politziner & Mattia, P.C. as its new independent registered public accounting firm on January 20, 2005. During the two most recent fiscal years and through January 20, 2005, the Registrant has not consulted with Amper, Politziner & Mattia P.C. concerning any matter referred to under paragraph
               (i) or (ii) of Item 304 (a)(2) of Regulation S-B.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------

(c)          Exhibits

16.1 Letter of PricewaterhouseCoopers LLP, dated January 26, 2005 pursuant to Item 304(a)(3) of Regulation S-B.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Cortech, Inc.
                                                  -----------------------------
                                                          (Registrant)


                                             By   /s/ Sue Ann Merrill
                                                  -----------------------------
                                                  Sue Ann Merrill
                                                  Chief Financial Officer


                                           Date   January 26, 2005
                                                  -----------------------------